Supplement to the
Fidelity® Advisor Strategic Income Fund Class A, Class T,
Class B, and Class C
February 28, 2009
Prospectus

The following information replaces the biographical information for Derek Young found in the "Fund Management" section on page 25.

Christopher Sharpe is co-manager of Advisor Strategic Income Fund, which he has managed since June 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2002, Mr. Sharpe has worked as an asset allocation director and portfolio manager.

SI-09-01 June 12, 2009
1.743365.129

Supplement to the
Fidelity® Advisor Strategic Income Fund Institutional Class
February 28, 2009 Prospectus

The following information replaces the biographical information for Derek Young found in the "Fund Management" section on page 23.

Christopher Sharpe is co-manager of Advisor Strategic Income Fund, which he has managed since June 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2002, Mr. Sharpe has worked as an asset allocation director and portfolio manager.

SII-09-01 June 12, 2009
1.743368.117